                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Date of Earliest Event Reported: April 25, 2001

                             STAR SCIENTIFIC, INC.
            (Exact name of registrant as specified in its charter)

Delaware                           000-15234                 52-1402131
(State or other jurisdiction      (Commission File Number)   (IRS Employer
of incorporation or organization)                            Identification No.)


                                801 LIBERTY WAY
                            CHESTER, VIRGINIA 23836
         (Address of principal executive offices, including zip code)

                                (804) 530-0535
             (Registrant's telephone number, including area code)

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Item 7.   Financial Statements and Exhibits

          (a) Financial Statements:

                None.

          (b) Exhibits:

  Pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, portions of the attached exhibits have been omitted and filed separately with the Securities and Exchange Commission. The omitted portions have been marked with a [***].

          Exhibit No.    Description
          -----------    -----------
          99.1           Restated Master Agreement, dated April 25, 2001, by and
                         between Star Scientific, Inc. and Brown & Williamson
                         Tobacco Corporation

          99.2 First Amendment to Restated Loan Agreement dated April 25 2001, among Star Scientific, Inc., Star Tobacco & Pharmaceuticals and Brown & Williamson Tobacco Corporation*

          99.3 Hard Tobacco Agreement, dated April 25, 2001, between Brown & Williamson Tobacco Corporation and Star Scientific, Inc.*

          99.4 Trademark License and Royalty Agreement, dated April 25, 2001, between Star Scientific, Inc. and Brown & Williamson Tobacco Corporation*

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          99.5           Other Low TSNA Tobacco Royalty Agreement, dated April
                         25, 2001 by and between Star Scientific, Inc. and Brown & Williamson Tobacco Corporation*

          99.6 First Amendment to Regent/B&W License Agreement, dated April 25, 2001, by and among Regent Court Technologies, Jonnie R. Williams, Francis O'Donnell, Jr., Star Scientific, Inc. and Brown & Williamson Tobacco Corporation*

          99.7 Chase City License and Services Agreement, dated April 25, 2001, between Star Scientific, Inc. and Brown & Williamson Tobacco Corporation*

          99.8           Press Release dated April 27, 2001*

* Previously filed as an exhibit to the registrant's current report on Form 8-K filed on May 17, 2001.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    STAR SCIENTIFIC, INC.



Date: November 29, 2001             By:  /s/ Paul L. Perito
                                        ---------------------------------------
                                         Paul L. Perito
                                         Chairman of the Board, President and
                                         Chief Operating Officer